Exhibit 10.42

[English Translation]

Stamp Duty	Team Member	Team Manager	Assistant Branch Manager

AMENDMENT TO KUN-MORTGAGE AGREEMENT

(Increase of the Maximum Mortgage Amount)

Creditor & Mortgagee: The Korea Development Bank

Obligor: Magnachip Semiconductor, Ltd.

Mortgagor: Magnachip Semiconductor, Ltd.

Description of the Mortgaged Property: Same as listed in Attachment

1. The Mortgagor and the Obligor, in order to secure their obligations to the Creditor, agree to modify the existing mortgage previously established on the Mortgaged Property pursuant to the Kun-Mortgage Agreement dated March 26, 2024, recorded with the Gumi Registry Office of the Daegu District Court on March 26, 2024, under Filing No. 12868.

Pursuant to this Amendment, the maximum mortgage amount shall be increased from Sixty Billion Won (~~W~~60,000,000,000) to One Hundred Billion Won (~~W~~100,000,000,000).

2. Except as expressly modified herein, all other terms and conditions of the original Kun-Mortgage Agreement shall remain in full force and effect.

December 8, 2024

Creditor & Mortgagee:	The Korea Development Bank [corporate seal stamped]
Address	14, Eunhaeng-ro, Yeongdeungpo-gu, Seoul, Republic of Korea (Branch: Cheongju Branch) Authorized Agent Raehyeon Park
Obligor & Mortgagor:	Magnachip Semiconductor, Ltd.
Address	76 Jikji-daero, 436beon-gil Heungdeok-gu, Cheongju-si, Chungcheongbuk-do, South Korea Representative Director /s/ Young-Joon Kim [corporate seal stamped]

Seal compared by

[English Translation]

<Attachment>

Legal Description of Real Estate Property

1.	Land

Identification No[1760-1996-090403]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

Factory site 39,574.4m2

2.	Land

Identification No[1760-2007-003222]

281-1, Imsu-dong, Gumi-si, Gyeongsangbuk-do

Miscellaneous land 3,812.8m2

3.	Land

Identification No[1760-2007-003223]

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

Factory site 35,489.7m2

4.	Land

Identification No[1760-2007-003218]

282-2, Imsu-dong, Gumi-si, Gyeongsangbuk-do

Miscellaneous land 1,200.4m2

5.	Land

Identification No[1760-2009-008403]

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

Building land 23,087m2

6.	Land

Identification No[1760-2007-003199]

283-8, Imsu-dong, Gumi-si, Gyeongsangbuk-do

Miscellaneous land 1,033.2m2

7.	Building

Identification No[1760-1996-091033]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

1-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete 5-story factory building with slab roof

Basement Machine room, electrical room, shelter 4,482m2

1st floor Cafeteria 5,294.75m2

2nd floor Factory 3,327m2

3rd floor Factory 8,982m2

4th floor Factory 8,982m2

5th floor Factory 8,982m2

Rooftop 972m2

Lightweight steel frame single-story storage 12.5m2

Block single-story factory with silicon steel plate roof on truss (Waste storage) 428.40m2

Lightweight steel frame single-story factory with sandwich panel roof (Pump room) 75 m2

[English Translation]

8.	Building

Identification No[1760-2007-001927]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

2-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete 2-story factory building with slab roof and prefabricated panel roof

1st floor Office and air-conditioning machine room 2,554.15m2

1st floor Factory 1,843.2m2

1st floor Factory 1,479.26m2

1st floor Factory 140.1m2

1st floor Factory (storage) 84.21m2

1st floor Factory (storage) 67.21m2

2nd floor Factory 1,843.2m2

2nd floor Factory 1,354.14m2

Rooftop 115.2m2

9.	Building

Identification No[1760-2007-001926]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

3-dong

Reinforced concrete 2-story factory building with slab roof

1st floor Factory and office 4,927.6m2

2nd floor Factory and office 599.04m2

1st floor Factory 438.96m2

2nd floor Factory 3,473.2m2

Rooftop 270.76m2

10.	Building

Identification No[1760-1996-091031]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

4-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete 5-story factory building with slab roof

Basement Dormitory 1,488.34m2

1st floor Dormitory 1435.55m2

2nd floor Dormitory 1,004.495m2

3rd floor Dormitory 1,004.495m2

Rooftop 26.22m2

1st floor Dormitory 410.4m2

2nd floor Dormitory 592.8m2

3rd floor Dormitory 619.02m2

4th floor Dormitory 619.02m2

5th floor Dormitory 619.02m2

Rooftop 78.66m2

2nd floor Dormitory 26.22m2

4th floor Dormitory 978.275m2

5th floor Dormitory 1,004.495m2

Rooftop 93.48m2

[English Translation]

11.	Building

Identification No[1760-2004-005345]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

5-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete 2-story factory building with slab roof

1st floor Machine room 1,022.44m2

1st floor Machine room 1,075.48m2

2nd floor Machine room 402.14m2

1st floor Boiler room 1,075.92m2

2nd floor Boiler room 374m2

12.	Building

Identification No[1760-1996-091034]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

8-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete single-story factory building with sandwich panel flat slab roof on truss

Basement Machine room 73.83m2

1st floor Control room 111.60m2

13.	Building

Identification No[1760-2004-005344]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

9-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete single-story factory building with steel-plate roof

1st floor Dangerous goods storage 288m2

1st floor Dangerous goods storage 377.6m2

14.	Building

Identification No[1760-2004-005349]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

10-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete single-story factory building with steel-plate roof (Dangerous goods storage) 288m2

15.	Building

Identification No[1760-2009-008404]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

11-dong

Reinforced concrete single-story factory building with slate roof (Plating room) 172.8m2

[English Translation]

16.	Building

Identification No[1760-2004-005412]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

12-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete single-story factory building with slab roof

Basement Industrial water tank 421.5m2

1st floor Industrial water tank 13.5m2

17.	Building

Identification No[1760-2004-005411]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

13-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Basement of reinforced concrete factory building with slab roof 671.77m2

18.	Building

Identification No[1760-2004-005414]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

14-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Lightweight steel frame 2-story factory building with slab roof

1st floor F.A.B storage 83.86m2

2nd floor F.A.B storage 83.86m2

19.	Building

Identification No[1760-2007-001929]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

15-dong

Lightweight steel frame single-story factory building with prefabricated panel roof

Security office 324m2

20.	Building

Identification No[1760-2004-005350]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

16-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Lightweight steel frame single-story factory building with panel roof on truss 270m2

21.	Building

Identification No[1760-1999-007320]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

17-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete single-story factory building with prefabricated panel roof 288m2

[English Translation]

22.	Building

Identification No[1760-2005-008712]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

18-dong

Steel-framed single-story factory with grass wool panel roof (Gym) 1,218.42m2

23.	Building

Identification No[1760-2020-000803]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

19-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete single-story factory building with panel roof (Dangerous goods storage and processing facilities)

1st floor High-pressure gas reservoir 103.5m2

24.	Building

Identification No[1760-2022-003006]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

20-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Steel-framed single-story factory

1st floor Factory (Machine room) 320m2